COLUMBIA FUNDS SERIES TRUST I

COLUMBIA CORPORATE INCOME FUND

(the “Fund”)

Supplement dated April 7, 2011 to the

Fund’s prospectuses dated August 1, 2010 and September 27, 2010, as supplemented

1.	Effective April 29, 2011, the section of each prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Adviser	Portfolio Managers

Columbia Management Investment Advisers, LLC	Tom Murphy, CFA Co-manager. Service with the Fund since 2011.

Tim Doubek, CFA Co-manager. Service with the Fund since 2011.

Brian Lavin, CFA Co-manager. Service with the Fund since 2010.

2.	Effective April 29, 2011, the table in the section of each prospectus for the Fund entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Tom Murphy, CFA

Co-manager. Service with the Fund since 2011.

Portfolio Manager of the Adviser. Associated with the Adviser as an investment professional since 2002. Mr. Murphy began his investment career in 1986 and earned a B.B.A. from University of Notre Dame and an M.B.A. from the University of Michigan.

Tim Doubek, CFA

Co-manager. Service with the Fund since 2011.

Portfolio Manager of the Adviser. Associated with the Adviser as an investment professional since 2001. Mr. Doubek began his investment career in 1987 and earned a B.S. from the University of Wisconsin and an M.B.A from the University of Michigan.

Brian Lavin, CFA

Co-manager. Service with the Fund since 2010.

Portfolio Manager of the Adviser. Associated with the Adviser as an investment professional since 1994. Mr. Lavin began his investment career in 1986 and earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Wisconsin.

Shareholders should retain this Supplement for future reference.

C-1181-3 A (4/11)